UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 16, 2004

                              BELLSOUTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                    1-8607                             58-1533433
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           (Commission File Number)        (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia      30309-3610
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01  Other Events

         On December 16, 2004, BellSouth issued and sold $400,000,000 aggregate principal amount of 5.20% Notes due December 15, 2016. The Registrant is filing this Current Report on Form 8-K so as to file with the Commission certain items that are to be incorporated by reference into its Registration Statement (File No. 333-117772).

Item 9.01. Financial Statements and Exhibits

 (c) Exhibits

Exhibit No.

     1 Underwriting Agreement dated as of December 16, 2004 between BellSouth Corporation, J. P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several underwriters.



     4-a Form of 5.20% Note

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ W. Patrick Shannon
      W. Patrick Shannon
      Vice President - Finance
      December 17, 2004